Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

SUMMARY PROSPECTUS                                                                               NOVEMBER 1, 2015

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.dhfunds.com/mutual-fund-prospectus. You can also get this information at no cost by calling 877-329-4246 (877-DAY-HAGN), emailing linda.brown@dayhagan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Day Hagan Tactical Dividend Fund (the “Tactical Dividend Fund” or the “Fund”) primary objective is to achieve long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 19 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 43 and Waiver of Up-Front Sales Charge on Class A Shares on page 44.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net assets)	1.00%	None	None
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.87%	0.87%	0.87%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.14%	2.89%	1.89%
Fee Waivers and Expense Reimbursement[2]	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.62%	2.37%	1.37%

1 The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.35% through October 31, 2016. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the

1

termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$730	$240	$139
3	$1,159	$846	$543
5	$1,613	$1,478	$973
10	$2,867	$3,177	$2,169

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2015 was 93% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in the equity securities of dividend paying domestic companies that the Fund’s sub-advisor, Gries Financial LLC (the “Sub-Advisor”) believes to be under-valued based on its proprietary equity selection model. Under normal circumstances, at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, will be invested in the securities of dividend paying companies. While the Fund may invest in companies of any market capitalization without limitation, the Sub-Advisor expects that under normal market conditions its equity selection model will create a portfolio focused on large capitalization companies. The equity securities in which the Fund may invest include common stock and real estate investment trusts (“REITs”).

The Sub-Advisor selects securities using the Sub-Advisor’s proprietary equity selection model. The Sub-Advisor believes that purchasing securities of strong companies within strong industries provides a higher probability of success.  The Fund's holdings are determined by screening companies for measures of balance sheet strength, fundamental soundness, and consistent (uncut) dividends. The Sub-Advisor believes that these screens increase the probability that the dividend stream will continue.

The Sub-Advisor then classifies the companies selected by the screening process that are related in terms of their primary business activities into industries. The Sub-Advisor believes that stocks within the same industry often rise and fall as a group because similar overlying economic and valuation factors exist for all members of the industry.   Additionally, the Sub-Advisor determines whether it believes each industry has an adequate number of underlying companies that pass the screening process.  Industries with less than four underlying companies that pass the screening process will likely not be represented in the portfolio, for diversification and risk management purposes.

The Sub-Adviser next evaluates the relative attractiveness of those industries by using its proprietary selection model, which uses historical dividend yield data. Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price and is a way to measure how much cash flow an investor is getting for each dollar invested in an equity position. When an industry is paying a historically high dividend yield, the industry and the companies in that industry are considered by the Sub-

2

Advisor to be priced at a low price relative to the dividend payout and are attractive.  Conversely, when an industry has a historically low dividend yield, the Sub-Advisor believes the industry and the companies in that industry are priced too high relative to the dividend payout and are unattractive.  The Fund may invest up to 25% of its assets in any single industry.

The Sub-Advisor’s investment model is based on the belief that dividend yields provide a historically objective and controlled means of valuation. The research process utilizes a "weight-of-the-evidence" approach, which is designed to provide a historically-based perspective on current risks and rewards. The process provides the flexibility to seize opportunities in the marketplace in a rational, quantitative and un-emotional manner.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary, and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

  Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Limited History of Operations. The Fund has a limited history of operations for investors to evaluate.
  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  New Sub-Advisor Risk. The Sub- Advisor has not previously managed a mutual fund.
  Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
  Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
3

  Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

Because the Fund does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling 877-329-4246 (877-DAY-HAGN).

Advisor: Donald L. Hagan, LLC, also known as Day Hagan Asset Management, is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Gries Financial LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Robert Herman, Senior Managing Director of the Sub-Advisor, and Jeffrey Palmer, Senior Managing Director of the Sub-Advisor, serve as the Fund's Portfolio Managers. Mr. Herman is the Lead Portfolio Manager of the Fund. They have each served the Fund in this capacity since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4